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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                           -------------------------
                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 5, 2002
                Date of Report (Date of earliest event reported)


                        MANTECH INTERNATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


             Delaware                  000-49604                  22-1852179
---------------------------------   ----------------         -------------------
  (State or other jurisdiction      (Commission File         (I.R.S. Employer
of incorporation or organization)        Number)             Identification No.)


                  12015 Lee Jackson Highway, Fairfax, VA 22033
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (703) 218-6000
              (Registrant's telephone number, including area code)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On August 5, 2002, ManTech International Corporation announced that its acquisition by way of merger of Aegis Research Corporation had closed.

Under the terms of the merger agreement by and among Aegis Research Corporation, ManTech Beta Corporation, ManTech International Corporation, and Citibank, N.A., as Escrow Agent, ManTech Beta Corporation, a newly formed subsidiary of ManTech International Corporation, merged with and into Aegis Research Corporation, with Aegis Research Corporation surviving the merger as a wholly owned subsidiary of ManTech International Corporation operating under the new name ManTech Aegis Research Corporation. The consideration for the shareholders to consent to the merger was a purchase price of approximately $69.1 million in cash. ManTech International Corporation funded the acquisition using proceeds from its initial public offering completed in February 2002. The purchase price was determined based on arm's length negotiations among the parties.

Aegis Research Corporation, based in Falls Church, VA., is a leading provider of secrecy management and enterprise security services for key customers in the Department of Defense and intelligence community.

The summary of the transaction described above is qualified by reference to the Agreement and Plan of Merger, by and among Aegis Research Corporation, ManTech Beta Corporation, ManTech International Corporation, and Citibank, N.A., as Escrow Agent, dated July 1, 2002, the press release dated July 1, 2002, regarding the signing of the transaction and the press release dated August 5, 2002, regarding the closing of the transaction, all of which are attached as exhibits hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

As of the date of filing of this Current Report on Form 8-K, it is impracticable for ManTech International Corporation to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after August 20, 2002.

(b)  Pro Forma Financial Information.

As of the date of filing of this Current Report on Form 8-K, it is impracticable for ManTech International Corporation to provide the financial statements required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after August 20, 2002.

(c)  Exhibits

 2.1 Agreement and Plan of Merger by and among Aegis Research Corporation, ManTech Beta Corporation, ManTech Beta Corporation, ManTech International Corporation, and Citibank, N.A., as Escrow Agent, dated as of July 1, 2002. Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Agreement and Plan of Merger are omitted. A list of such exhibits and schedules appears in the table of contents to the Agreement and Plan of Merger.

99.1 Press Release regarding the signing of the Agreement and Plan of Merger dated July 1, 2002.

99.2 Press Release regarding completion of the acquisition dated August 5, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fairfax in the Commonwealth of Virginia, on this 20th day of August, 2002.

                                  MANTECH INTERNATIONAL CORPORATION

                                  /s/ George J. Pedersen
                                  ---------------------------------------
                                  Name:    George J. Pedersen
                                  Title:   Chairman of the Board of Directors,
                                           Chief Executive Officer and President

                                  /s/ John A. Moore, Jr.
                                  ---------------------------------------
                                  Name:    John A. Moore, Jr.
                                  Title:   Director, Executive Vice President
                                           and Chief Financial Officer